Provisions	12 Months Ended
Dec. 31, 2018
Employee Benefits [Abstract]
Provisions
Provisions
The amounts of provisions in 2018 and 2017 are as follows:

	12/31/2018			12/31/2017
Millions of euros	Current	Non-current	Total	Current	Non-current	Total
Employee benefits	886	4,499	5,385	912	5,666	6,578
Termination plans	441	805	1,246	515	1,282	1,797
Post-employment defined benefit plans	9	389	398	9	1,030	1,039
Other benefits	436	3,305	3,741	388	3,354	3,742
Desmantling of assets	125	784	909	85	888	973
Other provisions	901	2,237	3,138	1,219	2,664	3,883
Total	1,912	7,520	9,432	2,216	9,218	11,434

a) Employee benefits
Termination plans
The movement in provisions for termination plans in 2018 and 2017 is as follows:

Millions of euros	Total
Provisions for termination plans at 12/31/16	2,394
Additions	179
Retirements/amount applied	(759)
Transfers	(8)
Translation differences and accretion	(9)
Provisions for termination plans at 12/31/17	1,797
Additions	140
Retirements/amount applied	(579)
Transfers	(109)
Translation differences, hyperinflation adjustments and accretion	(3)
Provisions for termination plans at 12/31/18	1,246

The reclassification of provision for termination plans of the entity Seguros de Vida y Pensiones Antares, S.A. to the line "Liabilities associated with non-current assets held for sale" of the statement of financial position is recorded under "Transfers" for the 2018, amounted to 109 million euros (see Note 28).

Telefónica Spain
The 2003-2007 labor force reduction plan in Telefónica de España concluded with 13,870 participating employees and the provisions recorded at December 31, 2018 and 2017 amounted to 46 million euros and 83 million euros, respectively. The amount for this provision classified as current totaled 20 million euros at December 31, 2018.
The 2011-2013 labor force reduction plan in Telefónica de España, concluded with 6,830 participating employees and the provisions recorded at December 31, 2018 and 2017 amounted to 797 million euros and 1,061 million euros, respectively. The amount for this provision classified as current totaled 275 million euros at December 31, 2018.
The companies bound by these commitments calculated provisions required at 2018 and 2017 year-end using actuarial assumptions pursuant to current legislation, including the PERM/F- 2000C mortality tables and a high quality credit market based interest rate.
The discount rate used for these provisions at December 31, 2018 was 0.41% with an average plan length of 1.75 years.
Telefónica Germany
Within the context of the transformation of Telefónica Deutschland following the purchase of E-Plus in a bid to increase profitability by securing operational synergies, a provision of 321 million euros was made in 2014 for employee restructuring. An additional provision of 19 million euros was made in 2018 (compared with the additional 44 million euros in 2017).
This provision stood at 48 million euros at December 31, 2018 (65 million euros at December 31, 2017).
Telefónica, S.A.
With respect to the simplification and transformation process of the Telefónica Group, Telefónica, S.A. launched in 2015 a voluntary termination plan ending in December 2017 for the employees who met the requirements defined by the plan regarding age and seniority in the Company, among others. Following this transformation and simplification framework, the Company has, on one hand, extended the plan termination till 2018 and on the other hand, it has set up in December 2016 a new voluntary program aimed at employees who met certain requirements related to seniority in the Company. In 2017 the last program had been extended. The provision for this concept at December 31, 2018 totaled 100 million euros (159 million euros in 2017).
Post-employment defined benefit plans
The Group has a number of defined benefit plans in the countries where it operates. The following tables present the main data of these plans:

12/31/2018
Millions of euros	United Kingdom	Germany	Brazil	Hispam Norte	Hispam Sur	Others	Total
Obligation	1,548	239	749	68	6	18	2,628
Assets	(1,570)	(90)	(848)	—	—	(12)	(2,520)
Net provision before asset ceiling	(22)	149	(99)	68	6	6	108
Asset ceiling	—	—	249	—	—	—	249
Total	(22)	149	150	68	6	6	357
Net provision	4	157	153	72	6	6	398
Net assets	26	8	3	4	—	—	41

12/31/2017
Millions of euros	Spain (Antares)	United Kingdom	Germany	Brazil	Hispam Norte	Hispam Sur	Others	Total
Obligation	490	1,828	235	734	72	8	16	3,383
Assets	—	(1,651)	(84)	(835)	—	—	(9)	(2,579)
Net provision before asset ceiling	490	177	151	(101)	72	8	7	804
Asset ceiling	—	—	—	232	—	—	—	232
Total	490	177	151	131	72	8	7	1,036
Net provision	490	177	151	134	72	8	7	1,039
Net assets	—	—	—	3	—	—	—	3

The movement in the present value of obligations in 2018 and 2017 is as follows:

Millions of euros	Spain (Antares)	United Kingdom	Germany	Brazil	Hispam Norte	Hispam Sur	Other	Total
Present value of obligation at 12/31/16	533	1,834	233	737	18	7	16	3,378
Translation differences	—	(67)	—	(109)	(13)	(2)	(2)	(193)
Current service cost	6	—	9	3	2	—	1	21
Interest cost	6	46	4	73	5	1	1	136
Actuarial losses and gains	(9)	60	(8)	85	7	1	—	136
Benefits paid	(46)	(46)	(3)	(55)	(3)	—	(1)	(154)
Inclusion of companies	—	—	—	—	61	—	—	61
Other movements	—	1	—	—	(5)	1	1	(2)
Present value of obligation at 12/31/17	490	1,828	235	734	72	8	16	3,383
Translation differences	—	(12)	—	(81)	(3)	(3)	1	(98)
Current service cost	6	—	9	4	1	—	1	21
Interest cost	7	44	4	65	5	2	1	128
Actuarial losses and gains	4	(260)	(6)	68	(2)	1	—	(195)
Benefits paid	(41)	(50)	(3)	(41)	(5)	(2)	(1)	(143)
Transfers	(466)	—	—	—	—	—	—	(466)
Other movements	—	(2)	—	—	—	—	—	(2)
Present value of obligation at 12/31/18	—	1,548	239	749	68	6	18	2,628

The reclassification of provision for post-employment plans of the entity Seguros de Vida y Pensiones Antares, S.A. to the line "Liabilities associated with non-current assets held for sale" of the statement of financial position is recorded under "Transfers" of the 2018 movement, and amounted to 466 million euros (see Note 28).

Movements in the fair value of plan assets in 2018 and 2017 are as follows:

Millions of euros	United Kingdom	Germany	Brazil	Other	Total
Fair value of plan assets at 12/31/16	1,662	128	982	8	2,780
Translation differences	(61)	—	(130)	(1)	(192)
Interest income	42	2	99	1	144
Actuarial losses and gains	55	—	(64)	—	(9)
Company contributions	—	6	1	1	8
Benefits paid	(46)	(2)	(52)	(1)	(101)
Other movements	(1)	(50)	(1)	1	(51)
Fair value of plan assets at 12/31/17	1,651	84	835	9	2,579
Translation differences	(13)	—	(92)	—	(105)
Interest income	40	1	74	—	115
Actuarial losses and gains	(57)	1	69	1	14
Company contributions	(2)	—	—	1	(1)
Participants contributions	—	3	—	—	3
Benefits paid	(49)	(2)	(38)	—	(89)
Other movements	—	3	—	1	4
Fair value of plan assets at 12/31/18	1,570	90	848	12	2,520

"Other movements" of Telefónica Germany in 2017 relate to the reclassification of long-term financial assets that do not qualify as plan assets under IAS 19 amounting to 50 million euros (see Note 11).
The Group’s main defined-benefit plans are:
Antares
a) ITP
Telefónica Spain reached an agreement with its employees whereby it recognized supplementary pension payments for retired employees as of June 30, 1992 equal to the difference between the pension payable by the social security system and pension that would be paid to them by ITP (Institución Telefónica de Previsión). Once the aforementioned supplementary pension payments had been quantified, they became fixed, lifelong and non-updatable, with 60% of the payments ransferable to the surviving spouse, recognized as such as of June 30, 1992, and underage children.
The amount for this provision totaled 206 million euros at December 31, 2018 (233 million euros at December 31, 2017).
b) Survival
Serving employees who did not join the defined pension plan are still entitled to receive survivorship benefits at the age of 65.
The amount for this provision totaled 260 million euros at December 31, 2018 (257 million euros at December 31, 2017).
These provisions have been reclassified to "Liabilities associated with non-current assets classified as held for sale" of the statement of financial position. The long-term financial assets to cover the obligations of these two defined benefit plans amounting to 634 million euros (see Note 11) have been also reclassified to "Non-current assets classified as held for sale" of the statement of financial position (see Note 28).
The average length of the plans is 7.42 years. The main actuarial assumptions used in valuing these plans are as follows:

	Survival		ITP
	12/31/2018	12/31/2017	12/31/2018	12/31/2017
Discount rate	1.32%	1.45%	1.29%	1.37%
Expected rate of salary increase	0%-0.5%	0%-0.5%	−	−
Mortality tables	PERM/F 2000P OM77	PERM/F 2000P OM77	90%PERM 2000C/98% PERF 2000C	90%PERM 2000C/98% PERF 2000C

Telefónica United Kingdom Pension Plan
The Telefónica United Kingdom Pension Plan provides pension benefits to the various companies of the Telefónica Group in United Kingdom coming from the O2 Group. The Plan comprises a defined contribution and defined benefit sections. The defined benefit sections were closed to future accrual starting from February 28, 2013. The companies continued providing retirement benefits through the defined contribution sections of the plan.
The number of beneficiaries of these plans at December 31, 2018 and 2017 were 4,456 and 4,491 respectively. At December 31, 2018, the weighted average duration of the plan was 23 years.
The main actuarial assumptions used in valuing the plan are as follows:

	12/31/2018	12/31/2017
Nominal rate of pension payment increase	3.05%	3.15%
Discount rate	2.85%	2.45%
Expected inflation	3.20%	3.30%
Mortality tables	95% S2NA,	95% S2NA,
	CMI 2017 1% 7.5	CMI 2016 1% 7.5

Fair value of Plan assets is as follows:

Millions of euros	12/31/2018	12/31/2017
Bonds	1,570	1,651
Total	1,570	1,651

So long as other assumptions remained constant, at December 31, 2018, reasonably possible changes to one of the following actuarial assumptions would have affected the defined benefit obligation by the amounts shown below:

Millions of euros	Increase in defined benefit obligation
Discount rate (0.25% decrease)	97
Expected inflation (0.25% increase)	93
Life expectancy (1 year longer)	38

Telefónica Brazil pension plans
Telefônica Brazil sponsors the following post-employment benefit plans:

Plans	Management entity	Sponsor
Health plans
Plano de Assistência Médica ao Aposentado y Programa de Coberturas Especiais (PAMA/PCE)	Fundação Sistel de Seguridade Social	Telefônica Brasil, jointly and severally with other companies resulting from the privatization of Telebrás (Telecomunicações Brasileiras, S.A.)
Assistencia médica – Lei 9.656/98	Telefônica Brasil	Telefônica Brasil, Terra Networks and TGLog
Pension plans
PBS Assistidos (PBS-A)	Fundação Sistel de Seguridade Social	Telefônica Brasil, jointly and severally with other companies resulting from the privatization of Telebrás (Telecomunicações Brasileiras, S.A.)
CTB	Telefônica Brasil	Telefônica Brasil
Telefônica BD	Visão Prev	Telefônica Brasil
Planes VISAO	Visão Prev	Telefônica Brasil, Terra Networks and TGLog
The main actuarial assumptions used in valuing these plans are as follows:

	12/31/2018	12/31/2017
Discount rate	8.96% - 9.27%	9.46% - 9.88%
Nominal rate of salary increase	5.67%	5.93%
Long-term inflation rate	4.00%	4.25%
Growth rate for medical costs	7.12%	7.38%
Mortality tables	AT 2000 M/F	AT 2000 M/F

The discount rate and growth rate for medical costs are considered to be the most significant actuarial assumptions with a reasonable possibility of fluctuations depending on demographic and economic changes and may significantly change the amount of the post-employment benefit obligation. The sensitivity to changes in these assumptions is shown below:

	Present value of the discounted obligation at the current discount rate	Present value of the obligation by increasing the discount rate by 0.5%	Present value of the obligation by reducing the discount rate by 0.5%
Pension plans	453	436	472
Health plans	296	275	320
Total obligation	749	711	792

	Present value of the obligation at the current growth rate for medical costs	Present value of the obligation by increasing the rate by 1%	Present value of the obligation by reducing the rate by 1%
Pension plans	453	453	453
Health plans	296	346	256
Total obligation	749	799	709

Other benefits
Teléfonica de España, Telefónica Móviles España and Telefónica Soluciones Individual Suspension Plan
In 2015 Telefónica de España, S.A.U., Telefónica Móviles España, S.A.U. and Telefónica Soluciones de Informática y Comunicaciones de España, S.A.U. signed the 1st Collective Bargaining Agreement of Related Companies (CEV), wholly backed by the largest labor unions. This agreement considered elements that included a plan of measures for individual suspension of the employment relationship in 2016 and 2017, applying principles of voluntariness, universality, non-discrimination and social responsibility. In December 2016, the Collective Bargaining Agreement of Related Companies was extended until 2018 by virtue of the provisions thereof.
This plan is based on mutual agreement between the company and employees and entails the possibility of voluntarily suspending the employment relationship for an initial three-year period, renewable for consecutive three-year periods until the retirement age. Employees who meet the age and seniority requirements may enter the Individual Suspension Plan (PSI) in the periods opened for this purposes.
At the end of each period, the current value of the forecast payment flows to meet the commitments of this program (applying certain hypotheses regarding estimated number of accessions and future reintegration ratio) is recognized. This figure was calculated using actuarial criteria (PERM/F-2000C tables, combined with the invalidity table published in the 1977 ministerial order) and a high quality credit market based interest rate.
The corresponding provision is recognized under “Other benefits” in the above table. The provision at December 31, 2018 amounted to 3,588 million euros (3,580 million euros at December 31, 2017).
The discount rate used for these provisions at December 31, 2018 was 0.9% with an average plan length of 4.7 years.

The table below shows the sensitivity of the value of termination, post-employment and other obligations, including the Individual Suspension Plan of Telefónica Group companies in Spain to changes in the discount rate:

-100 b.p.		+100 b.p.
Impact on value	Impact on income statement	Impact on value	Impact on income statement
(184)	(184)	171	171

A 100 b.p. increase in the discount rate would reduce the value of the liabilities by 171 million euros and have a positive impact on the income statement of 171 million euros before tax. On the other hand, a 100 b.p. decrease in the discount rate would increase the value of the liabilities by 184 million euros and have a negative impact on the income statement of 184 million euros before tax.
The Telefónica Group actively manages this position and has arranged a derivatives portfolio to significantly reduce the impact of changes in the discount rate (see Note 17).

b) Provisions for dismantling of assets
The movement of provision for dismantling of assets in 2018 and 2017 is as follows:

Millions of euros
Dismantling of assets at 12/31/16	1,001
Additions and accretion	91
Retirements/amount applied	(53)
Translation differences and other	(66)
Dismantling of assets at 12/31/17	973
Additions and accretion	96
Retirements/amount applied	(83)
Translation differences and other	(77)
Dismantling of assets at 12/31/18	909
The detail by segments of provision for dismantling of assets in 2018 and 2017 is as follows:

Millions of euros	12/31/2018	12/31/2017
Telefónica Spain	7	14
Telefónica Germany	421	450
Telefónica Brazil	152	146
Telefónica United Kingdom	85	91
Telefónica Hispam Norte	26	40
Telefónica Hispam Sur	76	89
Other companies	142	143
Total	909	973

c) Other provisions
The movement in “Other provisions” in 2018 and 2017 is as follows:

Millions of euros
Other provisions at December 31, 2016	3,943
Additions and accretion	1,406
Retirements/amount applied	(1,074)
Translation differences and other	(392)
Other provisions at December 31, 2017	3,883
Additions and accretion	911
Retirements/amount applied	(1,276)
Transfers	(89)
Translation differences and other	(291)
Other provisions at December 31, 2018	3,138

The reclassification of other provisions of the entity Seguros de Vida y Pensiones Antares, S.A. to the line "Liabilities associated with non-current assets held for sale" of the statement of financial position is recorded under "Transfers" of the 2018 movement, amounted to 81 million euros (see Note 28).

The Group is exposed to risks of claims and litigation, mainly relating to tax and regulatory proceedings, and labor and civil claims.
Given the nature of the risks covered by these provisions, no reliable schedule of potential payments, if any, can be determined.
Telefónica Brasil
Telefônica Brasil, S.A. and its subsidiaries are party to administrative and judicial proceedings and labor, tax and civil claims filed in different courts. The Telefónica Group management based on the opinion of its legal counsel, recognized provisions for proceedings for which an unfavorable outcome is considered likely.
The balance of these provisions at December 31, 2018 and December, 31 2017 is shown in the following table:

Millions of euros	12/31/2018	12/31/2017
Provisions for tax proceedings	440	902
Provisions for regulatory proceedings	230	278
Provisions for labor claims	176	247
Provisions for civil proceedings	226	266
Total	1,072	1,693

Additionally, Telefónica Brasil recognized contingent liabilities according to IFRS 3 generated on acquisition of the controlling interest of Vivo Participaçoes in 2011 and GVT in 2015. These contingent liabilities amounted to 186 million euros at December 31, 2018 (213 million euros at December 31, 2017).
The detail of provisions for tax proceedings by nature of risk is as follows:

Millions of euros	12/31/2018	12/31/2017
Federal taxes	119	127
State taxes	205	58
Municipal taxes	8	8
FUST, FISTEL and EBC	108	709
Total	440	902

The provision corresponding to the litigation in relation to the Social Security contribution rate of Empresa Brasileña de Comunicaciones (EBC) and Fondo de Fiscalización de las Telecomunicaciones (FISTEL) was reduced in 2018 by the amount of the judicial deposits accepted as payment in judicial proceedings, which in the case of the litigation related to EBC remain in the courts at December 31, 2018.
The breakdown of changes in provisions for tax proceedings in 2018 and 2017 is as follows:

Millions of euros
Balance at 12/31/2016	911
Movements with a counterparty in judicial deposits	26
Movements with a counterparty in the income statement	43
Write-offs due to payment	(47)
Monetary updating	97
Translation differences	(134)
Other movements	6
Balance at 12/31/2017	902
Movements with a counterparty in judicial deposits	(569)
Movements with a counterparty in the income statement	105
Write-offs due to payment	(12)
Monetary updating	97
Translation differences	(83)
Balance at 12/31/2018	440

Group management and legal counsel understand that losses are possible from tax contingencies in federal, state, municipal and other taxes for an aggregated amount of 8,136 million euros (8,919 million euros as of 31 December 2017). Noteworthy state tax-related contingencies include the "ICMS" tax (see Note 22), while the federal taxes include corporate income tax (see Note 22). Moreover, Telefónica Brasil presently has different open proceedings regarding the Fundo de Universalização de Serviços de Telecomunicações (FUST, refer to Note 26).
With regard to regulatory proceedings, Telefónica Brasil is party to administrative proceedings against Agencia Nacional de Telecomunicações (ANATEL) based on an alleged failure to meet sector regulations and judicial proceedings to contest sanctions applied by ANATEL at the administrative level. At December 31, 2018, consolidated provisions totaled 230 million euros (278 million euros at December 31, 2017). In addition, Group management and legal counsel understand that losses are possible from regulatory contingencies amounting to 1,379 million euros at December 31, 2018 (1,277 million euros at December 31, 2017).
In some situations, in connection with a legal requirement or presentation of guarantees, judicial deposits are made to secure the continuance of the claims under discussion. The judicial deposits by nature of risk at December 31, 2018 and December 31, 2017 are as follows:

Millions of euros	12/31/2018	12/31/2017
Tax proceedings	435	1,066
Labor claims	118	223
Civil proceedings	262	304
Regulatory proceedings	47	51
Garnishments	19	36
Total	881	1,680
Current (see Note 13)	71	82
Non-current (see Note 11)	810	1,598

Telefónica del Perú
In 2015, the Group established a provision of 1,521 million Peruvian soles (approximately 431 million euros) in relation to tax claims involving Telefónica Peru (see Note 22). At December 31, 2018 this provision amounted to 439 million euros (425 million euros at December 31, 2017).
Telefónica, S.A.
The Group has continued provisioning the amount of the goodwill amortized for tax purposes (see Note 22), for a total of 283 million euros at December 31, 2018 (215 million euros at December 31, 2017).